Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

38           Subsequent events

On January 10, 2023, the Company entered into a share purchase agreement with a non-affiliated third party, under which it transferred 100% of the equity of its wholly-owned subsidiary, Shenzhen Miaoyan Medical Technology Investment Co., Ltd. to this third party for a consideration of RMB1.9 million. As of the date of this annual report, the transaction has not been closed.

In February 2023, the Subscription Agreement between the Company and Jiechuang was closed through the issuance and allotment of 36,402,570 ordinary shares for a consideration of RMB170 million to MY Universe (HK) Limited as designated by Jiechuang. The Company utilized the money from this private placement to fund its business development and working capital.

Concurrently with the Subscription Agreement with Jiechuang, the Company entered into a Share Purchase Agreement with Dr. Pengwu Zhou and Ms. Wenting Ding (the “Founders”), certain of our existing shareholders controlled by the Founders, and Wanda. Pursuant to the Share Purchase Agreement, Seefar Global Holdings Limited, Jubilee Set Investments Limited, and Pengai Hospital Management Corporation (collectively referred as to the “Sellers”) agreed to sell and Wanda as the buyer agreed to purchase, an aggregate of 21,321,962 of its ordinary shares (the “Sale Share”) for the total consideration in USD that is equivalent of RMB100 million, representing a price of RMB4.67 per Sale Share. The Share Purchase Agreement has not yet been closed at the date of this annual report.